Exhibit 99.1

NEWS RELEASE

Contacts:

Cindy Resman	Ryan Weispfenning
Public Relations	Investor Relations
+1-763-505-0291	+1-763-505-4626

FOR IMMEDIATE RELEASE

MEDTRONIC, INC. ANNOUNCES RESULTS OF THE

REGISTERED EXCHANGE OFFERS FOR CERTAIN OF ITS SENIOR NOTES

DUBLIN – September 1, 2015 – Medtronic plc (the “Company”) (NYSE: MDT) today announced the final results of its exchange offers (the “exchange offers”) with respect to:

(i) up to $500,000,000 aggregate principal amount of outstanding Floating Rate Senior Notes due March 15, 2020 issued by Medtronic, Inc. (“Medtronic, Inc.”), together with the subsequent full and unconditional guarantees of such notes by the Company and Medtronic Global Holdings S.C.A. (“Medtronic Luxco” and, together with the Company, the “guarantors,” and such notes together with such guarantees, the “original floating rate notes”), for a like principal amount of Floating Rate Senior Notes due March 15, 2020, issued by Medtronic, Inc. and guaranteed by the guarantors, which have been registered under the Securities (the “exchange floating rate notes”);

(ii) up to $1,000,000,000 aggregate principal amount of outstanding 1.500% Senior Notes due March 15, 2018 issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2018 notes”) for a like principal amount of 1.500% Senior Notes due March 15, 2018, issued by Medtronic, Inc. and guaranteed by the guarantors, which have been registered under the Securities Act (the “exchange 2018 notes”);

(iii) up to $2,500,000,000 aggregate principal amount of outstanding 2.500% Senior Notes due March 15, 2020 issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2020 notes”) for a like principal amount of 2.500% Senior Notes due March 15, 2020, issued by Medtronic, Inc. and guaranteed by the guarantors, which have been registered under the Securities Act (the “exchange 2020 notes”);

(iv) up to $2,500,000,000 aggregate principal amount of outstanding 3.150% Senior Notes due March 15, 2022 issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2022 notes”) for a like principal amount of 3.150%

Senior Notes due March 15, 2022, issued by Medtronic, Inc. and guaranteed by the guarantors, which have been registered under the Securities Act (the “exchange 2022 notes”);

(v) up to $4,000,000,000 aggregate principal amount of outstanding 3.500% Senior Notes due March 15, 2025 issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2025 notes”) for a like principal amount of 3.500% Senior Notes due March 15, 2025, issued by Medtronic, Inc. and guaranteed by the guarantors, which have been registered under the Securities Act (the “exchange 2025 notes”);

(vi) up to $2,500,000,000 aggregate principal amount of outstanding 4.375% Senior Notes due March 15, 2035 issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2035 notes”) for a like principal amount of 4.375% Senior Notes due March 15, 2035, issued by Medtronic, Inc. and guaranteed by the guarantors, which have been registered under the Securities (the “exchange 2035 notes”); and

(vii) up to $4,000,000,000 aggregate principal amount of outstanding 4.625% Senior Notes due March 15, 2045 issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2045 notes” and, together with the original floating rate notes, original 2018 notes, original 2020 notes, original 2022 notes, original 2025 notes, and original 2035 notes, the “original notes”) for a like principal amount of 4.625% Senior Notes due March 15, 2045, issued by Medtronic, Inc. and guaranteed by the guarantors, which have been registered under the Securities Act (the “exchange 2045 notes” and, together with the exchange floating rate notes, exchange 2018 notes, exchange 2020 notes, exchange 2022 notes, exchange 2025 notes, and exchange 2035 notes, the “exchange notes”).

The exchange offers commenced on August 4, 2015 and expired at 11:59 p.m., New York City time, on August 31, 2015.

Wells Fargo Bank, National Association, acting as exchange agent for the exchange offers, advised the Company that:

(i) $495,000,000 of the $500,000,000 aggregate principal amount of the original floating rate notes have been validly tendered for exchange, representing 99.000% of the principal amount of the outstanding original floating rate notes;

(ii) $999,800,000 of the $1,000,000,000 aggregate principal amount of the original 2018 notes have been validly tendered for exchange, representing 99.980% of the principal amount of the outstanding original 2018 notes;

(iii) $2,368,955,000 of the $2,500,000,000 aggregate principal amount of the original 2020 notes have been validly tendered for exchange, representing 94.758% of the principal amount of the outstanding original 2020 notes;

(iv) $2,494,335,000 of the $2,500,000,000 aggregate principal amount of the original 2022 notes have been validly tendered for exchange, representing 99.773% of the principal amount of the outstanding original 2022 notes;

(v) $3,979,850,000 of the $4,000,000,000 aggregate principal amount of the original 2025 notes have been validly tendered for exchange, representing 99.496% of the principal amount of the outstanding original 2025 notes;

(vi) $2,499,000,000 of the $2,500,000,000 aggregate principal amount of the original 2035 notes have been validly tendered for exchange, representing 99.960% of the principal amount of the outstanding original 2035 notes; and

(vii) $3,995,189,000 of the $4,000,000,000 aggregate principal amount of the original 2045 notes have been validly tendered for exchange, representing 99.880% of the principal amount of the outstanding original 2045 notes.

In accordance with the terms of the exchange offers, the Company has accepted all of the original notes validly tendered and not withdrawn.

This announcement does not constitute an offer to purchase any securities or the solicitation of an offer to sell any securities. The exchange offer was made only pursuant to the prospectus dated August 4, 2015 and the related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

About Medtronic

Medtronic plc (www.medtronic.com), headquartered in Dublin, Ireland, is the global leader in medical technology – alleviating pain, restoring health, and extending life for millions of people around the world.

This press release contains forward-looking statements, which are statements other than statements of historical fact, relating to Medtronic plc, Medtronic, Inc. and Medtronic Global Holdings S.C.A. Such forward looking statements are subject to risks and uncertainties, such as competitive factors, difficulties and delays inherent in the development, manufacturing, marketing and sale of medical products, government regulation and general economic conditions and other risks and uncertainties described in Medtronic plc’s periodic reports on file with the U.S. Securities and Exchange Commission and described in and incorporated by reference into the Registration Statement on Form S-4 of Medtronic plc, Medtronic, Inc. and Medtronic Global Holdings S.C.A., as filed with the U.S. Securities and Exchange Commission, relating to the exchange offers. Actual results may differ materially from anticipated results. None of Medtronic plc, Medtronic, Inc. or Medtronic Global Holdings S.C.A. undertakes to update its forward-looking statements or any of the information contained in this press release, even in the event that the information becomes materially inaccurate.